                                                                     Exhibit 24

                               POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, hereby constitute and appoint Katie E. Fedosz and Jon Filderman, and each of  them, true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution for the undersigned and in its name, place and stead, to sign any Schedules 13D, reports on Form 3 (Initial Statement of
Beneficial Ownership of Securities), Form 4 (Statement of Changes in Beneficial
Ownership of Securities) and Form 5 (Annual Statement of Beneficial Ownership of
Securities) relating to holdings of and transactions by the undersigned in securities of OpGen, Inc. and all amendments thereto, and to file the same, together with this power of attorney, with the Securities and Exchange
Commission and the appropriate securities exchange, granting unto said attorneys-in-fact and agents, and each of them, or their substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.  This
Power of Attorney shall be effective until such time as the undersigned delivers a written revocation thereof to the above-named attorneys-in-fact and agents.

Dated: this 23rd day of July, 2015.

                                          MERCK GLOBAL HEALTH
                                          INNOVATION FUND, LLC

                                          By: /s/ William J. Taranto
                                              ----------------------
                                          Name: William J. Taranto
                                          Title: Manager / President

                                          MERCK SHARP & DOHME CORP.

                                          By: /s/ Katie E. Fedosz
                                              -------------------
                                          Name: Katie E. Fedosz
                                          Title: Assistant Secretary

                                          MERCK & CO., INC.

                                          By: /s/ Katie E. Fedosz
                                              -------------------
                                          Name: Katie E. Fedosz
                                          Title: Senior Assistant Secretary